Exhibit 99.1

Innodata Withdraws Proposal to Acquire Appen

NEW YORK, NY / ACCESSWIRE / March 13, 2024 / INNODATA INC. (NASDAQ:INOD) -- Innodata announced today that it has withdrawn a previously submitted confidential, non-binding, indicative proposal (the “Proposal”) to acquire all the shares of Appen Limited (ASX:APX). The Proposal was made public by Appen on March 12, 2024 after the Australian Stock Exchange (ASX), at the request of Appen, halted trading in Appen stock and required disclosure of any business activities which impacted recent trading in Appen’s stock.

Innodata had submitted the Proposal to Appen’s board on February 13, 2024, a condition of which was that the Proposal remain confidential.

Innodata also confirmed today that it believes it remains on track to outperform the 20% revenue growth target it set for 2024.

About Innodata

Innodata (NASDAQ:INOD) is a global data engineering company delivering the promise of AI to many of the world's most prestigious companies. We provide AI-enabled software platforms and managed services for AI data collection/annotation, AI digital transformation, and industry-specific business processes. Our low-code Innodata AI technology platform is at the core of our offerings. In every relationship, we honor our 30+ year legacy delivering the highest quality data and outstanding service to our customers. Visit www.innodata.com to learn more.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements include, without limitation, statements concerning our operations, economic performance, and financial condition. Words such as “project,” “believe,” “expect,” “can,” “continue,” “could,” “intend,” “may,” “should,” “will,” “anticipate,” “indicate,” “predict,” “likely,” “estimate,” “plan,” “potential,” “possible,” “promises,” or the negatives thereof, and other similar expressions generally identify forward-looking statements.

These forward-looking statements are based on management’s current expectations, assumptions and estimates and are subject to a number of risks and uncertainties, including, without limitation, impacts resulting from the continuing conflict between Russia and the Ukraine and Hamas’ attack against Israel and the ensuing conflict; investments in large language models; that contracts may be terminated by customers; projected or committed volumes of work may not materialize; pipeline opportunities and customer discussions which may not materialize into work or expected volumes of work; the likelihood of continued development of the markets, particularly new and emerging markets, that our services support; the ability and willingness of our customers and prospective customers to execute business plans that give rise to requirements for our services; continuing reliance on project-based work in the Digital Data Solutions (DDS) segment and the primarily at-will nature of such contracts and the ability of these customers to reduce, delay or cancel projects; potential inability to replace projects that are completed, canceled or reduced; continuing DDS segment revenue concentration in a limited number of customers; our dependency on content providers in our Agility segment; the Company’s ability to achieve revenue and growth targets, difficulty in integrating and deriving synergies from acquisitions, joint ventures and strategic investments; potential undiscovered liabilities of companies and businesses that we may acquire; potential impairment of the carrying value of goodwill and other acquired intangible assets of companies and businesses that we acquire; a continued downturn in or depressed market conditions; changes in external market factors; changes in our business or growth strategy; the emergence of new, or growth in existing competitors; various other competitive and technological factors; our use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or Company information, or service interruptions and other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission.

Our actual results could differ materially from the results referred to in forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks discussed in Part I, Item 1A. “Risk Factors,” Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other parts of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 4, 2024, as updated or amended by our other filings that we may make with the Securities and Exchange Commission. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements will occur, and you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof.

We undertake no obligation to update or review any guidance or other forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by the Federal securities laws.

Company Contact

Marcia Novero
Innodata Inc.
Mnovero@innodata.com
(201) 371-8015